UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 17, 2024

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street
Zeeland
Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.06 per share	GNTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1.     Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

On December 17, 2024, Gentex Corporation, a Michigan corporation (“Gentex”), and Instrument Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Gentex (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with VOXX International Corporation, a Delaware corporation (“VOXX”).

Merger

On the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into VOXX (the “Merger”), with VOXX continuing as the surviving corporation and a wholly owned subsidiary of Gentex.

Merger Consideration

The Merger Agreement provides that, upon completion of the Merger, each share of Class A common stock and Class B common Stock of VOXX (other than dissenting shares and common stock of VOXX owned by a Gentex, Merger Sub or VOXX, or any subsidiary thereof to be cancelled in accordance with the Merger Agreement) will be converted into the right to receive $7.50 in cash, without interest, less any required withholding taxes (the “Per Share Merger Consideration”).

Closing Conditions

The respective obligations of Gentex, Merger Sub and VOXX to consummate the Merger are subject to the satisfaction or waiver of certain customary conditions, including (i) the approval of the Merger Agreement by the VOXX stockholders, (ii) receipt of certain regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the absence of any legal prohibitions against the Merger by a governmental authority of competent jurisdiction, (iv) the accuracy of the representations and warranties of the parties set forth in the Merger Agreement, (v) no “Company Material Adverse Effect” (as defined in the Merger Agreement) having occurred since the signing of the Merger Agreement, and (vi) other customary conditions specified in the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations, warranties and covenants by the parties thereto. VOXX has agreed not to solicit any offer or proposal for specified alternative transactions, or, subject to certain exceptions relating to the receipt of an unsolicited offer or proposal that may result in a “Superior Proposal” (as defined in the Merger Agreement), to participate in discussions or engage in negotiations regarding such an offer or proposal, and furnish nonpublic information in connection with such an offer or proposal. Subject to the terms of the Merger Agreement, the board of directors of VOXX is also permitted to change its recommendation in response to a “Superior Proposal” or an “Intervening Event” (as defined in the Merger Agreement). The Merger Agreement also requires the parties thereto to undertake certain efforts to obtain the required regulatory approvals for the transaction, subject to certain limitations.

Treatment of VOXX Equity Awards

Restricted stock units granted by VOXX (“Company RSUs”) outstanding immediately before the effective time of the Merger will be automatically vested in full and be cancelled and converted automatically into the right to receive a cash payment equal to the product of (i) the number of shares of common stock underlying such Company RSU multiplied by (ii) the Per Share Merger Consideration, less applicable withholding taxes.

Termination and Termination Fees

Gentex and VOXX may, by mutual written consent, terminate the Merger Agreement and abandon the Merger at any time prior to the effective time, notwithstanding any approval of the Merger Agreement by VOXX’s stockholders.

The Merger Agreement contains certain additional customary termination rights, including, the following:

•Subject to certain conditions, by either Gentex or VOXX, if:
◦the Merger has not been consummated on or before June 17, 2025 (the “End Date”);
◦any law or order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger becomes final and non-appealable; or
◦VOXX’s stockholders do not approve the Merger at the special meeting.
•by Gentex, if:
◦at any time prior to, but not after VOXX’s receipt of stockholder approval, (i) the VOXX board of directors changes its recommendation to VOXX’s stockholders or (ii) there has been any violation or breach by VOXX (other than any violation or breach that is immaterial by its nature) of certain provisions in the Merger Agreement regarding VOXX’s stockholder meeting, proxy statement and solicitation; or
◦in certain circumstances, there has been any material violation or breach of any representation, warranty or covenant made by VOXX in the Merger Agreement that would cause the conditions to the consummation of the Merger not to be satisfied.
•by VOXX, if:
◦in certain circumstances, there has been any material violation or breach of any representation, warranty or covenant made by Gentex or Merger Sub in the Merger Agreement that would cause the conditions to the consummation of the Merger not to be satisfied; or
◦any time before, but not after, VOXX’s receipt of stockholder approval, the VOXX board of directors decides to enter into an Acquisition Agreement (as defined in the Merger Agreement) with respect to a Superior Proposal in compliance with the terms of the Merger Agreement.
•A termination fee of $7.5 million would be payable to Gentex by VOXX in the event the Merger Agreement was terminated:
◦by Gentex, if the Board changes its recommendation to VOXX’s stockholders at any time before, but not after, VOXX’s receipt of stockholder approval, or there has been any violation or breach by VOXX (other than any violation or breach that is immaterial by its nature) of certain provisions in the Merger Agreement regarding VOXX’s stockholder meeting, proxy statement and solicitation;
◦by VOXX, any time before, but not after, VOXX’s receipt of stockholder approval, if the VOXX board of directors has determined to enter into an Acquisition Agreement with respect to a Superior Proposal in compliance with the terms of the Merger Agreement; or
◦if (i) the Merger has not been consummated on or before the End Date, by either Gentex or VOXX, (ii) by either Gentex or VOXX if VOXX’s stockholders do not approve the Merger at the special meeting or (iii) by Gentex if (A) an Acquisition Proposal shall have been publicly announced or publicly made known to the stockholders of VOXX, and was not withdrawn prior to termination of the Merger Agreement and (B) within 12 months following the date of such termination, VOXX consummates or enters into an Acquisition Agreement with respect to an Acquisition Proposal involving 80% or more of VOXX’s common stock, or assets representing 80% or more of VOXX’s assets, consolidated net revenues or consolidated book value.

    The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, (i) Shalvoxx A Holdco LLC (which owns 1,915,373 shares of Class A Common Stock) and Shalvoxx B Holdco LLC (which owns 2,144,152 shares of Class B Common Stock), which are both entities controlled by John J. Shalam, Chairman of the board of directors of VOXX, (ii), Ari M. Shalam, a member of the board of directors of VOXX and who owns 19,057 shares of Class A Common Stock and 38,934 shares of Class B Common Stock (iii) David Shalam, who owns 734 shares of Class A Common Stock and 38,934 shares of Class B Common Stock, and (iv) Marc Shalam, who owns 734 shares of Class A Common Stock and 38,934 shares of Class B Common Stock, entered into a voting and support agreement with Gentex and Merger Sub in their capacities as stockholders of VOXX, pursuant to which they agreed to, among other things, vote all of their shares of VOXX’s Class A and Class B common stock in favor of the adoption of the Merger Agreement and take other actions in furtherance of the Merger. The voting and support agreement and all obligations thereunder automatically terminate upon the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the effective time of the Merger, and (iii) the Board making a recommendation adverse to the Merger Agreement and Merger.

Other Matters

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about Gentex, VOXX or their respective subsidiaries and affiliates. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, and (i) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (ii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (iii) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Gentex or VOXX. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Gentex or VOXX.

Item 8.01. Other Events.
On December 18, 2024, Gentex issued a press release announcing execution of the Merger Agreement. A copy of the press release is included as Exhibit 99.1 and is incorporated by reference.

Section 9.     Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of December 17, 2024, by and among Gentex Corporation, Instrument Merger Sub, Inc. and VOXX International Corporation
10.1	Voting and Support Agreement, dated as of December 17, 2024, by and among Gentex Corporation, [Instrument Merger Sub, Inc.], Shalvoxx A Holdco LLC, Shalvoxx B Holdco LLC, Ari M. Shalam, David Shalam and Marc Shalam
99.1	Press release of Gentex Corporation, dated December 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

Additional Information Regarding the Merger and Where to Find It

In connection with the proposed transaction, VOXX intends to file a preliminary proxy statement on Schedule 14A with the SEC and Gentex, VOXX and Merger Sub intent to jointly file a transaction statement on Schedule 13E-3. VOXX’S STOCKHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT, SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final proxy statement and Schedule 13E-3 will be mailed to stockholders of VOXX. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from VOXX at its investor relations website (https://investors.voxxintl.com/) or by contacting VOXX’S Investor Relations at (917) 887-8434 or gweiner@gwecco.com.

This communication may be deemed to be solicitation material in respect of the proposed merger contemplated by the Merger Agreement.

Certain Information Regarding Participants in the Solicitation

Gentex, VOXX, their respective directors and certain of their respective executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of VOXX stockholders in connection with the proposed merger will be set forth in the proxy statement and Schedule 13E-3 when it is filed with the SEC. Information about the directors and executive officers of Gentex is set forth in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 4, 2024 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of VOXX is set forth in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on June 10, 2024 and certain of its Current Reports on Form 8-K. To the extent holdings of VOXX’s securities by its directors or executives officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation Schedule 13e-3 and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement, Schedule 13E-3 and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “guidance,” “hope,” “intend,” “likely”, “may,” “opinion,” “optimistic,” “plan,” “poised,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “work to,” and variations of such words and similar expressions. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond Gentex’s control, and could cause Gentex’s results to differ materially from those described. Risks and uncertainties associated with these forward-looking statements include the potential that we may not be able to consummate the transaction, or that the expected benefits and opportunities of the transaction may not be realized or may take longer to realize than expected, or that required regulatory approvals may not be obtained as quickly as expected, or at all. There are also risks and uncertainties related to the subsequent integration of the companies; the ability to recognize the anticipated synergies and benefits of the acquisition; restructuring in connection with, and successful closing of, the transaction; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition); the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite VOXX stockholder approval; the risk that a condition to closing of the transaction may not be satisfied on a timely basis or at all; the failure of the transaction to close for any other reason; risks access to available financing (including financing for the transaction) on a timely basis and on reasonable terms; the impact of competitive products and pricing; general economic conditions; and technological and market changes in our industry. We caution that undue reliance should not be placed on such forward-looking statements, which speak only as of the date made. Some of the factors which could cause results to differ from those expressed in any forward-looking statement are set forth in our most recent Annual Report on Form 10-K, which we may update in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. This cautionary statement is applicable to all forward-looking statements contained in this communication.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2024

GENTEX CORPORATION
(Registrant)

By    /s/ Kevin C. Nash

Kevin C. Nash
Chief Financial Officer, Treasurer and Vice President, Finance